Exhibit 99.1

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC
Assets
Property and equipment	176,550	1,351,730	—	—	—	10,908	14,080	97,509	18,000
Accumulated depreciation	(44,688)	(261,500)	—	—	—	(1,231)	(3,660)	(16,509)	—

	131,862	1,090,230	—	—	—	9,677	10,420	81,000	18,000
Assets held for sale	23,058	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	2,344,223	15,272	32	72	2,989	—	—	—	—
Due to/from subsidiaries	(1,047,601)	495,855	—	9	73	8,760	7,781	27,903	(4,396)
Note receivable from subsidiaries	282,704	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	24,717	1,900	—	—	—	15	7	—	51
Insurance claim receivable	37,070	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	20,410	523	—	—	—	—	—	63	—
Restricted cash	7,683	5,656	—	—	—	—	—	—	—
Cash and cash equivalents	14,372	—	—	—	—	—	—	—	—

	1,838,498	1,609,436	32	81	3,062	18,452	18,208	108,966	13,655

Liabilities and Partners’ capital
Debt	797,181	597,041	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	170,000	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,524	6,814	—	—	—	65	6	(79)	52
Accrued interest	27,068	2,482	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	13,030	—	—	—	—	—	—	—	—
Other liabilities	701	—	—	—	—	—	214	—	—

Total liabilities	1,022,504	606,337	—	—	—	65	220	(79)	52

Minority interests	2,382	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	20,620	—	—	—	—	—	—	—	—
Partners’ capital	792,992	1,003,099	32	81	3,062	18,387	17,988	109,045	13,603

	1,838,498	1,609,436	32	81	3,062	18,452	18,208	108,966	13,655

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.
Assets
Property and equipment	16,337	9,968	13,007	18,185	—	—	18,527	52,702	—
Accumulated depreciation	(4,029)	(750)	(795)	(4,841)	—	—	(3,699)	(12,625)	(1)

	12,308	9,218	12,212	13,344	—	—	14,828	40,077	(1)
Assets held for sale	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	43	—	—	—	—
Due to/from subsidiaries	8,817	4,718	4,293	8,562	(43)	—	11,124	57,293	7,074
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	5	6	—	20	—	—	—	788	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	108	—	—
Restricted cash	—	—	—	—	—	—	—	3,032	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—

	21,130	13,942	16,505	21,926	—	—	26,060	101,190	7,073

Liabilities and Partners’ capital
Debt	628	636	—	1,129	—	—	—	37,650	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	(37)	184	66	305	—	—	23	(20)	—
Accrued interest	—	—	—	—	—	—	—	183	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	591	820	66	1,434	—	—	23	37,813	—

Minority interests	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—
Partners’ capital	20,539	13,122	16,439	20,492	—	—	26,037	63,377	7,073

	21,130	13,942	16,505	21,926	—	—	26,060	101,190	7,073

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC
Assets
Property and equipment	21,646	38,000	25,514	—	—	—	20,388	12,000	—
Accumulated depreciation	(5,006)	(1,053)	(6,248)	—	—	—	(4,420)	—	—

	16,640	36,947	19,266	—	—	—	15,968	12,000	—
Assets held for sale	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	18,213	(5,279)	10,101	11,439	—	3,414	6,612	9,498	14,099
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	2	9	—	—	—	—	5	7	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	96	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—

	34,951	31,677	29,367	11,439	—	3,414	22,585	21,505	14,099

Liabilities and Partners’ capital
Debt	2,247	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	81	187	(32)	—	—	—	50	114	13
Accrued interest	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	2,328	187	(32)	—	—	—	50	114	13

Minority interests	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—
Partners’ capital	32,623	31,490	29,399	11,439	—	3,414	22,535	21,391	14,086

	34,951	31,677	29,367	11,439	—	3,414	22,585	21,505	14,099

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Assets
Property and equipment	—	—	—	—	—	—	—	4,038	—
Accumulated depreciation	—	—	—	—	—	—	—	(981)	—

	—	—	—	—	—	—	—	3,057	—
Assets held for sale	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	9,900	—	4,976	—	—	—	20,298	3,012	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	—	9	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	178	—	—
Restricted cash	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—

	9,900	—	4,976	—	—	—	20,476	6,078	—

Liabilities and Partners’ capital
Debt	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	—	—	—	—	67	—
Accrued interest	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	—	—	—	—	67	—

Minority interests	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—
Partners’ capital	9,900	—	4,976	—	—	—	20,476	6,011	—

	9,900	—	4,976	—	—	—	20,476	6,078	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, L.P.	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC
Assets
Property and equipment	20,345	71,139	—	56,581	—	12,452	—	42,765	—
Accumulated depreciation	(4,679)	(15,872)	—	(12,272)	—	(2,931)	—	(10,516)	—

	15,666	55,267	—	44,309	—	9,521	—	32,249	—
Assets held for sale	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	51,368	—
Due to/from subsidiaries	11,771	27,732	—	31,813	2,370	3,201	—	(6,141)	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	10	—	—	77	—	—	—	17	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	1,300	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—

	27,447	82,999	—	77,499	2,370	12,722	—	77,493	—

Liabilities and Partners’ capital
Debt	—	3,182	—	2,482	—	—	—	24,000	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	120	231	—	2,972	—	(118)	—	404	—
Accrued interest	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	(200)	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	120	3,413	—	5,254	—	(118)	—	24,404	—

Minority interests	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—
Partners’ capital	27,327	79,586	—	72,245	2,370	12,840	—	53,089	—

	27,447	82,999	—	77,499	2,370	12,722	—	77,493	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, L.P.	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.
Assets
Property and equipment	—	—	—	36,222	—	21,957	—	8,767	—
Accumulated depreciation	—	—	—	(7,718)	—	(1,463)	—	(710)	—

	—	—	—	28,504	—	20,494	—	8,057	—
Assets held for sale	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	—	—	—	4,411	21,531	8,503	—	3,017	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	33	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—

	—	—	—	32,948	21,531	28,997	—	11,074	—

Liabilities and Partners’ capital
Debt	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	200	—	155	—	55	—
Accrued interest	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	200	—	155	—	55	—

Minority interests	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—
Partners’ capital	—	—	—	32,748	21,531	28,842	—	11,019	—

	—	—	—	32,948	21,531	28,997	—	11,074	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC
Assets
Property and equipment	—	—	—	175,401	4,925	39	97,991	15,298	38,077
Accumulated depreciation	—	(1)	—	(40,291)	(347)	(31)	(17,551)	(1,807)	(12,567)

	—	(1)	—	135,110	4,578	8	80,440	13,491	25,510
Assets held for sale	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	4,627
Due to/from subsidiaries	(2,360)	16,930	—	46,573	3,793	4,174	32,684	7,267	10,122
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	290	—	—	138	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	38	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—

	(2,360)	16,929	—	181,973	8,371	4,220	113,262	20,758	40,259

Liabilities and Partners’ capital
Debt	—	—	—	—	—	—	—	—	23,609
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	—	—	840	68	—	615	75	637
Accrued interest	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	—	—	—	840	68	—	615	75	24,246

Minority interests	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—
Partners’ capital	(2,360)	16,929	—	181,133	8,303	4,220	112,647	20,683	16,013

	(2,360)	16,929	—	181,973	8,371	4,220	113,262	20,758	40,259

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC
Assets
Property and equipment	—	44,677	—	—	—	—	—	—	—
Accumulated depreciation	—	(9,383)	—	—	—	—	—	—	—

	—	35,294	—	—	—	—	—	—	—
Assets held for sale	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	—	7,002	—	—	—	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	—	—	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	(15)	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—

	—	42,281	—	—	—	—	—	—	—

Liabilities and Partners’ capital
Debt	—	1,806	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	—	242	—	—	—	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—

Total liabilities	—	2,048	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—
Partners’ capital	—	40,233	—	—	—	—	—	—	—

	—	42,281	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Assets
Property and equipment	—	3,316	1,040,761	—	2,569,041
Accumulated depreciation	—	(3,384)	(207,371)	—	(513,559)

	—	(68)	833,390	—	2,055,482
Assets held for sale	—	—	—	—	23,058
Investments in and advances to unconsolidated affiliates	—	42,328	101,459	(2,389,489)	71,465
Due to/from subsidiaries	—	69,102	551,746	—	—
Note receivable from subsidiaries	—	—	—	(282,704)	—
Prepaid expenses and other assets	—	7,863	9,352	—	35,969
Insurance claim receivable	—	—	—	—	37,070
Accounts receivable, net of allowance for doubtful accounts	—	39,542	41,310	(20,321)	41,922
Restricted cash	—	2,468	5,500	—	18,839
Cash and cash equivalents	—	20,917	20,917	—	35,289

	—	182,152	1,563,674	(2,692,514)	2,319,094

Liabilities and Partners’ capital
Debt	—	235,095	332,464	(282,704)	1,443,982
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	170,000
Accounts payable and accrued expenses	—	48,607	56,148	—	77,486
Accrued interest	—	20,321	20,504	(20,321)	29,733
Due to Interstate Hotels & Resorts	—	4,051	3,851	—	16,881
Other liabilities	—	6,703	6,917	—	7,618

Total liabilities	—	314,777	419,884	(303,025)	1,745,700

Minority interests	—	—	—	—	2,382
Redeemable OP units at redemption value	—	—	—	—	20,620
Partners’ capital	—	(132,625)	1,143,790	(2,389,489)	550,392

	—	182,152	1,563,674	(2,692,514)	2,319,094

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC
Assets
Property and equipment	216,063	1,376,454	—	—	—	10,885	13,687	88,943	27,485	16,028	10,034	11,800
Accumulated depreciation	(51,424)	(253,348)	—	—	—	(783)	(3,179)	(14,741)	(7,319)	(3,618)	(413)	(723)

	164,639	1,123,106	—	—	—	10,102	10,508	74,202	20,166	12,410	9,621	11,077
Assets held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	2,492,499	17,479	32	72	2,989	—	—	—	—	—	—	—
Due to/from subsidiaries	(953,735)	429,669	—	9	73	7,830	6,748	31,376	(4,175)	7,517	3,135	5,022
Note receivable from subsidiaries	221,704	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	30,645	(2,733)	—	—	—	(11)	(81)	(101)	(190)	(26)	(12)	(77)
Insurance claim receivable	76,056	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	9,356	933	—	—	—	—	—	—	—	—	—	—
Restricted cash	55,754	1,346	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	41,224	—	—	—	—	—	—	—	—	—	—	—

	2,138,142	1,569,800	32	81	3,062	17,921	17,175	105,477	15,801	19,901	12,744	16,022

Liabilities and Partners’ capital
Debt	841,976	527,290	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	203,977	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	14,892	5,286	—	—	—	—	6	—	59	—	153	1
Accrued interest	38,682	2,483	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	11,347	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	5,382	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	1,116,256	535,059	—	—	—	—	6	—	59	—	153	1

Minority interests	2,418	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	19,187	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital	1,000,281	1,034,741	32	81	3,062	17,921	17,169	105,477	15,742	19,901	12,591	16,021

	2,138,142	1,569,800	32	81	3,062	17,921	17,175	105,477	15,801	19,901	12,744	16,022

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.
Assets
Property and equipment	17,581	—	—	18,367	49,971	—	20,404	18,560	24,167	—	—	1
Accumulated depreciation	(4,384)	—	—	(3,377)	(11,560)	(1)	(4,557)	(591)	(5,738)	—	—	—

	13,197	—	—	14,990	38,411	(1)	15,847	17,969	18,429	—	—	1
Assets held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	43	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	6,581	(43)	—	9,328	22,758	7,015	15,571	12,510	8,688	11,439	—	3,413
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	2	—	—	(21)	(93)	—	(83)	(178)	(35)	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	124	—	64	96	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	19,780	—	—	24,421	61,076	7,078	31,431	30,301	27,082	11,439	—	3,414

Liabilities and Partners’ capital
Debt	—	—	—	—	—	—	33	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	211	—	—	(21)	(20)	5	(7)	(4)	61	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	211	—	—	(21)	(20)	5	26	(4)	61	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital	19,569	—	—	24,442	61,096	7,073	31,405	30,305	27,021	11,439	—	3,414

	19,780	—	—	24,421	61,076	7,078	31,431	30,301	27,082	11,439	—	3,414

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Assets
Property and equipment	20,118	22,986	5,500	—	—	—	—	—	—	—	3,955	—
Accumulated depreciation	(3,974)	(7,740)	(2)	—	—	—	—	—	—	—	(840)	—

	16,144	15,246	5,498	—	—	—	—	—	—	—	3,115	—
Assets held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	6,024	9,411	8,518	9,944	—	4,976	7,612	—	—	20,297	2,879	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(22)	(43)	(96)	—	—	—	—	—	—	—	(24)	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	(44)	—	—	—	—	—	178	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	22,146	24,614	13,920	9,900	—	4,976	7,612	—	—	20,475	5,970	—

Liabilities and Partners’ capital
Debt	—	—	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	88	—	2	—	—	—	—	—	—	—	75	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	88	—	2	—	—	—	—	—	—	—	75	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital	22,058	24,614	13,918	9,900	—	4,976	7,612	—	—	20,475	5,895	—

	22,146	24,614	13,920	9,900	—	4,976	7,612	—	—	20,475	5,970	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, L.P.	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Assets
Property and equipment	19,976	69,500	—	55,081	—	11,877	—	42,467	—	—	—	—
Accumulated depreciation	(4,320)	(14,321)	—	(11,258)	—	(2,636)	—	(9,533)	—	—	—	—

	15,656	55,179	—	43,823	—	9,241	—	32,934	—	—	—	—
Assets held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	51,368	—	—	—	—
Due to/from subsidiaries	9,835	22,849	(262)	26,640	2,370	2,976	—	(6,151)	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(6)	(550)	—	46	—	(14)	—	(77)	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	1,169	—	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	25,485	77,478	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—

Liabilities and Partners’ capital
Debt	—	—	—	—	—	—	—	24,000	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	59	—	—	2,381	—	(125)	—	165	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	(200)	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	59	—	—	2,181	—	(125)	—	24,165	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital	25,426	77,478	(262)	69,497	2,370	12,328	—	53,909	—	—	—	—

	25,485	77,478	(262)	71,678	2,370	12,203	—	78,074	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, L.P.	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Assets
Property and equipment	35,341	—	18,969	—	7,263	—	—	—	—	168,827	3,580	39
Accumulated depreciation	(6,923)	—	(1,607)	—	(844)	—	—	(1)	—	(35,721)	(448)	(28)

	28,418	—	17,362	—	6,419	—	—	(1)	—	133,106	3,132	11
Assets held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	4,108	21,531	10,741	—	4,524	1,728	(2,360)	16,930	—	45,208	4,988	3,724
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(10)	—	(118)	—	(39)	—	—	—	—	(394)	(45)	(10)
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	—	—	—	—	—	—	—	—	38
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	32,516	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920	8,075	3,763

Liabilities and Partners’ capital
Debt	—	—	—	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	334	—	—	—	—	—	—	—	—	—	4	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	334	—	—	—	—	—	—	—	—	—	4	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital	32,182	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920	8,071	3,763

	32,516	21,531	27,985	—	10,904	1,728	(2,360)	16,929	—	177,920	8,075	3,763

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC
Assets
Property and equipment	79,579	13,980	37,074	—	41,862	—	—	—	—	—	—	—
Accumulated depreciation	(14,819)	(2,312)	(11,767)	—	(8,398)	—	—	—	—	—	—	—

	64,760	11,668	25,307	—	33,464	—	—	—	—	—	—	—
Assets held for sale	—	—	—	—	—	—	—	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	—	4,627	—	—	—	—	—	—	—	—	—
Due to/from subsidiaries	51,127	8,187	8,010	16,379	6,370	—	—	—	—	—	—	—
Note receivable from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(769)	(137)	(78)	—	(51)	—	—	—	—	—	—	—
Insurance claim receivable	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net of allowance for doubtful accounts	—	—	—	359	(14)	—	—	—	—	—	—	—
Restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

	115,118	19,718	37,866	16,738	39,769	—	—	—	—	—	—	—

Liabilities and Partners’ capital
Debt	—	—	23,609	—	—	—	—	—	—	—	—	—
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable and accrued expenses	126	(18)	114	—	152	—	—	—	—	—	—	—
Accrued interest	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	—	—	—	—

Total liabilities	126	(18)	23,723	—	152	—	—	—	—	—	—	—

Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Redeemable OP units at redemption value	—	—	—	—	—	—	—	—	—	—	—	—
Partners’ capital	114,992	19,736	14,143	16,738	39,617	—	—	—	—	—	—	—

	115,118	19,718	37,866	16,738	39,769	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Balance Sheet

December 31, 2004

(Dollars in thousands)

	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Assets
Property and equipment	—	3,316	989,203	—	2,581,720
Accumulated depreciation	—	(3,384)	(201,860)	—	(506,632)

	—	(68)	787,343	—	2,075,088
Assets held for sale	—	—	—	—	—
Investments in and advances to unconsolidated affiliates	—	42,290	101,421	(2,526,603)	84,796
Due to/from subsidiaries	—	40,158	524,066	—	—
Note receivable from subsidiaries	—	—	—	(221,704)	—
Prepaid expenses and other assets	—	9,661	6,318	—	34,230
Insurance claim receivable	—	—	—	—	76,056
Accounts receivable, net of allowance for doubtful accounts	—	30,134	32,104	(9,414)	32,979
Restricted cash	—	1,313	1,313	—	58,413
Cash and cash equivalents	—	19,309	19,309	—	60,533

	—	142,797	1,471,874	(2,757,721)	2,422,095

Liabilities and Partners’ capital
Debt	—	174,095	221,737	(221,704)	1,369,299
Notes payable to MeriStar Hospitality Corporation	—	—	—	—	203,977
Accounts payable and accrued expenses	—	47,802	51,603	—	71,781
Accrued interest	—	9,414	9,414	(9,414)	41,165
Due to Interstate Hotels & Resorts	—	10,652	10,452	—	21,799
Other liabilities	—	6,171	6,171	—	11,553

Total liabilities	—	248,134	299,377	(231,118)	1,719,574

Minority interests	—	—	—	—	2,418
Redeemable OP units at redemption value	—	—	—	—	19,187
Partners’ capital	—	(105,337)	1,172,497	(2,526,603)	680,916

	—	142,797	1,471,874	(2,757,721)	2,422,095

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	51	639	—	—	—	—	—	—	—	8	—	—
Participating lease revenue	2,865	35,507	—	—	—	309	711	1,934	265	385	362	189

Total revenue	2,916	36,146	—	—	—	309	711	1,934	265	393	362	189

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	301	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	2	21	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	3,968	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,541	14,131	—	—	—	133	152	542	301	137	110	40
Property taxes, insurance and other	1,529	4,813	—	—	—	24	227	18	161	40	30	41
Loss on asset impairments	621	34,181	—	—	—	—	—	—	1,580	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	9,661	53,447	—	—	—	157	379	560	2,042	177	140	81

Equity in income/loss of and interest earned from unconsolidated affiliates	1,245	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	(5,500)	(17,301)	—	—	—	152	332	1,374	(1,777)	216	222	108

Minority interest income	34	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(14,353)	(10,068)	—	—	—	—	—	—	—	(11)	(12)	—
Loss on early extinguishments of debt	(10,662)	(43,503)	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(88,087)	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(118,568)	(70,872)	—	—	—	152	332	1,374	(1,777)	205	210	108
Income tax expense	(16)	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(118,584)	(70,872)	—	—	—	152	332	1,374	(1,777)	205	210	108
Discontinued operations:
(Loss) income from discontinued operations before income tax	461	(3,391)	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	461	(3,391)	—	—	—	—	—	—	—	—	—	—

Net (loss) income	(118,123)	(74,263)	—	—	—	152	332	1,374	(1,777)	205	210	108

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	1	—	—	18	—	—	—	—	—	—	—	—
Participating lease revenue	411	—	—	678	1,740	—	681	445	1,019	—	—	—

Total revenue	412	—	—	696	1,740	—	681	445	1,019	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	2	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	154	—	—	110	416	—	174	154	173	—	—	—
Property taxes, insurance and other	96	—	—	78	141	—	47	118	100	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	250	—	—	188	557	—	221	272	275	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	162	—	—	508	1,183	—	460	173	744	—	—	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(21)	—	—	—	(532)	—	(41)	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	141	—	—	508	651	—	419	173	744	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	141	—	—	508	651	—	419	173	744	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	141	—	—	508	651	—	419	173	744	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	358	436	—	—	—	—	—	—	—	—	84	—

Total revenue	358	436	—	—	—	—	—	—	—	—	84	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	158	158	—	—	—	—	—	—	—	—	43	—
Property taxes, insurance and other	50	48	—	—	—	—	—	—	—	—	32	—
Loss on asset impairments	—	3,961	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	208	4,167	—	—	—	—	—	—	—	—	75	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	150	(3,731)	—	—	—	—	—	—	—	—	9	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	150	(3,731)	—	—	—	—	—	—	—	—	9	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	150	(3,731)	—	—	—	—	—	—	—	—	9	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	42	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	42	—	—	—	—	—	—	—	—	—

Net (loss) income	150	(3,731)	42	—	—	—	—	—	—	—	9	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, L.P.	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	95	—	854	—	—	—	—	—	—	—	—
Participating lease revenue	782	1,731	—	1,516	—	354	—	428	—	—	—	—

Total revenue	782	1,826	—	2,370	—	354	—	428	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	37	—	458	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	120	508	—	365	—	93	—	306	—	—	—	—
Property taxes, insurance and other	76	381	—	552	—	70	—	(30)	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	196	926	—	1,375	—	163	—	276	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	586	900	—	995	—	191	—	152	—	—	—	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	(58)	—	(46)	—	—	—	(424)	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	586	842	—	949	—	191	—	(272)	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	586	842	—	949	—	191	—	(272)	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	586	842	—	949	—	191	—	(272)	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, L.P.	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	7	—	—	—	—	—	—	—	—	11	—	—
Participating lease revenue	510	—	386	—	157	—	—	—	—	2,092	206	376

Total revenue	517	—	386	—	157	—	—	—	—	2,103	206	376

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	293	—	62	—	32	—	—	—	—	1,467	17	1
Property taxes, insurance and other	1	—	79	—	28	—	—	—	—	476	38	2
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	294	—	141	—	60	—	—	—	—	1,943	55	3

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	223	—	245	—	97	—	—	—	—	160	151	373

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	223	—	245	—	97	—	—	—	—	160	151	373
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	223	—	245	—	97	—	—	—	—	160	151	373
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	223	—	245	—	97	—	—	—	—	160	151	373

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	20	—	54	—	—	—	—	—	—	—
Participating lease revenue	—	434	1,841	—	729	—	—	—	—	—	—	—

Total revenue	—	434	1,861	—	783	—	—	—	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	149	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	1	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	910	108	275	—	335	—	—	—	—	—	—	—
Property taxes, insurance and other	—	—	180	—	86	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	911	108	455	—	570	—	—	—	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	(911)	326	1,406	—	213	—	—	—	—	—	—	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	(708)	—	(33)	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(911)	326	698	—	180	—	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(911)	326	698	—	180	—	—	—	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	(911)	326	698	—	180	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Three months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	130,674	130,674	—	130,674
Food and beverage	—	48,035	48,035	—	48,035
Other hotel operations	—	12,036	12,036	—	12,036
Office rental, parking and other revenue	—	150	1,218	—	1,908
Participating lease revenue	—	—	21,549	(59,921)	—

Total revenue	—	190,895	213,512	(59,921)	192,653

Hotel operating expenses:
Rooms	—	33,041	33,041	—	33,041
Food and beverage	—	36,323	36,323	—	36,323
Other hotel operating expenses	—	7,708	7,708	—	7,708
Office rental, parking and other expenses	—	—	644	—	945
Other operating expenses:
General and administrative, hotel	—	32,302	32,305	—	32,328
General and administrative, corporate	—	32	32	—	4,000
Property operating costs	—	30,947	30,947	—	30,947
Depreciation and amortization	—	—	7,847	—	25,519
Property taxes, insurance and other	—	61,481	64,671	(59,921)	11,092
Loss on asset impairments	—	—	5,541	—	40,343
Contract termination costs	—	1,081	1,081	—	1,081

Operating expenses	—	202,915	220,140	(59,921)	223,327

Equity in income/loss of and interest earned from unconsolidated affiliates	—	1,437	1,437	—	2,682
Hurricane business interruption insurance gain	—	—	—	—	—
Operating (loss) income	—	(10,583)	(5,191)	—	(27,992)

Minority interest income	—	—	—	—	34
Interest expense, net	—	(3,845)	(5,731)	—	(30,152)
Loss on early extinguishments of debt	—	—	—	—	(54,165)
Equity in income from consolidated entities	—	—	—	88,087	—

(Loss) income before income taxes and discontinued operations	—	(14,428)	(10,922)	88,087	(112,275)
Income tax expense	—	—	—	—	(16)

(Loss) income from continuing operations	—	(14,428)	(10,922)	88,087	(112,291)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	(2,944)	(2,902)	—	(5,832)
Income tax (expense) benefit	—	—	—	—	—

(Loss) income from discontinued operations	—	(2,944)	(2,902)	—	(5,832)

Net (loss) income	—	(17,372)	(13,824)	88,087	(118,123)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	(90)	669	—	—	—	—	—	—	—	7	—
Participating lease revenue	6,560	34,404	—	—	—	321	601	1,864	162	372	208

Total revenue	6,470	35,073	—	—	—	321	601	1,864	162	379	208

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	282	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	9	—	—	—	—	—	(2,612)	—	—	—
General and administrative, corporate	2,462	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3,289	12,454	—	—	—	157	164	618	345	149	73
Property taxes, insurance and other	4,907	4,660	—	—	—	25	167	280	149	53	32
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	10,658	17,405	—	—	—	182	331	(1,714)	494	202	105

Equity in income/loss of and interest earned from unconsolidated affiliates	1,600	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	(2,588)	17,668	—	—	—	139	270	3,578	(332)	177	103
Minority interest income	40	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(18,354)	(9,324)	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(6,806)	(62)	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(27,708)	8,282	—	—	—	139	270	3,578	(332)	177	103
Income tax benefit	218	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(27,490)	8,282	—	—	—	139	270	3,578	(332)	177	103
Discontinued operations:
(Loss) income from discontinued operations before income tax	(74)	791	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	26	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(48)	791	—	—	—	—	—	—	—	—	—

Net (loss) income	(27,538)	9,073	—	—	—	139	270	3,578	(332)	177	103

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	1	—	—	42	—	—	—	—	—	—	—
Participating lease revenue	104	414	—	—	447	1,563	—	566	361	769	—	—

Total revenue	104	415	—	—	489	1,563	—	566	361	769	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	38	177	—	—	106	382	—	119	196	182	—	—
Property taxes, insurance and other	38	102	—	—	76	141	—	42	89	98	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	76	279	—	—	182	523	—	161	285	280	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	28	136	—	—	307	1,040	—	405	76	489	—	—
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	28	136	—	—	307	1,040	—	405	76	489	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	28	136	—	—	307	1,040	—	405	76	489	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	260	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	260	—	—	—	—	—

Net (loss) income	28	136	—	—	307	1,040	260	405	76	489	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	345	425	—	—	—	—	—	—	—	—	126

Total revenue	—	345	425	—	—	—	—	—	—	—	—	126

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	165	160	—	—	—	—	—	—	—	—	35
Property taxes, insurance and other	—	51	61	—	—	—	—	—	—	—	—	35
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	216	221	—	—	—	—	—	—	—	—	70

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	129	204	—	—	—	—	—	—	—	—	56
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	129	204	—	—	—	—	—	—	—	—	56
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	129	204	—	—	—	—	—	—	—	—	56
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(591)	(19)	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(591)	(19)	—	—	—	—	—	—	—

Net (loss) income	—	129	204	(591)	(19)	—	—	—	—	—	—	56

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, L.P.	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	78	—	637	—	—	—	—	—	—	—
Participating lease revenue	—	714	1,359	—	1,448	—	309	—	596	—	—	—

Total revenue	—	714	1,437	—	2,085	—	309	—	596	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	28	—	251	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	137	568	—	353	—	111	—	351	—	—	—
Property taxes, insurance and other	—	74	345	—	(354)	—	56	—	49	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	211	941	—	250	—	167	—	400	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	503	496	—	1,835	—	142	—	196	—	—	—
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(356)	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	503	496	—	1,835	—	142	—	(160)	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	503	496	—	1,835	—	142	—	(160)	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	—	503	496	—	1,835	—	142	—	(160)	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, L.P.	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	4	—	—	—	—	—	—	—	—	7	—
Participating lease revenue	—	492	—	158	—	71	—	—	—	—	2,379	72

Total revenue	—	496	—	158	—	71	—	—	—	—	2,386	72

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	276	—	118	—	58	—	—	—	—	1,594	35
Property taxes, insurance and other	—	93	—	66	—	24	—	—	—	—	391	26
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	369	—	184	—	82	—	—	—	—	1,985	61

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	—	127	—	(26)	—	(11)	—	—	—	—	401	11
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	127	—	(26)	—	(11)	—	—	—	—	401	11
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	127	—	(26)	—	(11)	—	—	—	—	401	11
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	22	—	—	—	—	(1,598)	(509)	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	22	—	—	—	—	(1,598)	(509)	—	—	—

Net (loss) income	—	127	22	(26)	—	(11)	—	(1,598)	(509)	—	401	11

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	18	—	53	—	—	—	—	—	—
Participating lease revenue	99	1,094	227	1,430	—	791	—	—	—	—	—	—

Total revenue	99	1,094	227	1,448	—	844	—	—	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	121	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	28	—	2	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	1	1,422	147	266	—	316	—	—	—	—	—	—
Property taxes, insurance and other	2	335	50	194	—	81	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	3	1,785	197	462	—	518	—	—	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating income (loss)	96	(691)	30	986	—	326	—	—	—	—	—	—
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	(708)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	96	(691)	30	278	—	326	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	96	(691)	30	278	—	326	—	—	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	1,000	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	1,000	—	—	—	—	—	—	—

Net (loss) income	96	(691)	30	278	1,000	326	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Three months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	121,053	121,053	—	121,053
Food and beverage	—	—	44,483	44,483	—	44,483
Other hotel operations	—	—	12,518	12,518	—	12,518
Office rental, parking and other revenue	—	—	—	847	—	1,426
Participating lease revenue	—	—	—	19,887	(60,851)	—

Total revenue	—	—	178,054	198,788	(60,851)	179,480

Hotel operating expenses:
Rooms	—	—	32,000	32,000	—	32,000
Food and beverage	—	—	34,762	34,762	—	34,762
Other hotel operating expenses	—	—	8,182	8,182	—	8,182
Office rental, parking and other expenses	—	—	—	400	—	682
Other operating expenses:
General and administrative, hotel	—	—	31,343	28,761	—	28,770
General and administrative, corporate	—	—	58	58	—	2,520
Property operating costs	—	—	28,292	28,292	—	28,292
Depreciation and amortization	—	—	14	8,833	—	24,576
Property taxes, insurance and other	—	—	60,980	63,851	(60,851)	12,567
Contract termination costs	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—

Operating expenses	—	—	195,631	205,139	(60,851)	172,351

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	1,600
Hurricane business interruption insurance gain	—	—	—	—	—	—

Operating income (loss)	—	—	(17,577)	(6,351)	—	8,729
Minority interest income	—	—	—	—	—	40
Interest expense, net	—	—	(2,252)	(3,316)	—	(30,994)
Loss on early extinguishments of debt	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	6,868	—

(Loss) income before income taxes and discontinued operations	—	—	(19,829)	(9,667)	6,868	(22,225)
Income tax benefit	—	—	—	—	—	218

(Loss) income from continuing operations	—	—	(19,829)	(9,667)	6,868	(22,007)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	(4,839)	(6,274)	—	(5,557)
Income tax (expense) benefit	—	—	—	—	—	26

(Loss) income from discontinued operations	—	—	(4,839)	(6,274)	—	(5,531)

Net (loss) income	—	—	(24,668)	(15,941)	6,868	(27,538)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	105	1,924	—	—	—	—	—	—	—	25	—	—
Participating lease revenue	12,667	106,547	—	—	—	986	2,049	5,803	922	1,156	969	654

Total revenue	12,772	108,471	—	—	—	986	2,049	5,803	922	1,181	969	654

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	856	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	2	99	—	—	—	—	—	—	23	—	—	—
General and administrative, corporate	10,256	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	10,211	38,807	—	—	—	447	481	1,768	914	411	337	121
Property taxes, insurance and other	7,540	14,317	—	—	—	72	749	468	546	122	90	115
Loss on asset impairments	621	34,181	—	—	—	—	—	—	1,580	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	28,630	88,260	—	—	—	519	1,230	2,236	3,063	533	427	236

Equity in income/loss of and interest earned from unconsolidated affiliates	2,996	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	(12,862)	20,211	—	—	—	467	819	3,567	(2,141)	648	542	418

Minority interest income	36	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(47,573)	(28,201)	—	—	—	—	—	—	—	(11)	(12)	—
Loss on early extinguishments of debt	(11,669)	(43,503)	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(57,355)	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(129,423)	(51,493)	—	—	—	467	819	3,567	(2,141)	637	530	418
Income tax expense	(303)	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(129,726)	(51,493)	—	—	—	467	819	3,567	(2,141)	637	530	418
Discontinued operations:
(Loss) income from discontinued operations before income tax	(732)	(2,967)	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(732)	(2,967)	—	—	—	—	—	—	—	—	—	—

Net (loss) income	(130,458)	(54,460)	—	—	—	467	819	3,567	(2,141)	637	530	418

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	2	—	—	45	—	—	—	—	—	—	—	—
Participating lease revenue	1,693	—	—	2,108	5,294	—	1,850	1,971	3,192	—	—	—

Total revenue	1,695	—	—	2,153	5,294	—	1,850	1,971	3,192	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	4	—	(3)	—	2	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	464	—	—	321	1,118	—	448	462	510	—	—	—
Property taxes, insurance and other	288	—	—	236	420	—	144	324	302	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	752	—	—	557	1,542	—	589	786	814	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	943	—	—	1,596	3,752	—	1,261	1,185	2,378	—	—	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(21)	—	—	—	(1,470)	—	(43)	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	922	—	—	1,596	2,282	—	1,218	1,185	2,378	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	922	—	—	1,596	2,282	—	1,218	1,185	2,378	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	922	—	—	1,596	2,282	—	1,218	1,185	2,378	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	1,073	1,361	—	—	—	—	—	—	—	—	353	—

Total revenue	1,073	1,361	—	—	—	—	—	—	—	—	353	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	5	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	446	481	—	—	—	—	—	—	—	—	141	—
Property taxes, insurance and other	151	137	—	—	—	—	—	—	—	—	95	—
Loss on asset impairments	—	3,961	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	597	4,584	—	—	—	—	—	—	—	—	236	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	476	(3,223)	—	—	—	—	—	—	—	—	117	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	476	(3,223)	—	—	—	—	—	—	—	—	117	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	476	(3,223)	—	—	—	—	—	—	—	—	117	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	168	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	168	—	—	—	—	—	—	—	—	—

Net (loss) income	476	(3,223)	168	—	—	—	—	—	—	—	117	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 6J, LLC	MeriStar Sub 1D, L.P.	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	342	—	1,859	—	—	—	—	—	—	—
Participating lease revenue	2,498	4,620	—	4,549	—	997	—	1,565	—	—	—

Total revenue	2,498	4,962	—	6,408	—	997	—	1,565	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	126	—	1,014	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	3	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	369	1,550	—	1,076	—	296	—	985	—	—	—
Property taxes, insurance and other	228	1,118	—	1,524	—	190	—	137	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	597	2,794	—	3,614	—	486	—	1,125	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	1,901	2,168	—	2,794	—	511	—	440	—	—	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	(58)	—	(46)	—	—	—	(1,262)	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	1,901	2,110	—	2,748	—	511	—	(822)	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	1,901	2,110	—	2,748	—	511	—	(822)	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	1,901	2,110	—	2,748	—	511	—	(822)	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, L.P.	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	15	—	—	—	—	—	—	—	—	23	—
Participating lease revenue	—	1,532	—	1,158	—	261	—	—	—	—	9,070	343

Total revenue	—	1,547	—	1,158	—	261	—	—	—	—	9,093	343

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	(1)	—	—	—	—	—	—	—	—	8	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	796	—	195	—	101	—	—	—	—	4,569	54
Property taxes, insurance and other	—	185	—	106	—	46	—	—	—	—	1,303	57
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	980	—	301	—	147	—	—	—	—	5,880	111

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	—	567	—	857	—	114	—	—	—	—	3,213	232

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	567	—	857	—	114	—	—	—	—	3,213	232
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	567	—	857	—	114	—	—	—	—	3,213	232
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	—	567	—	857	—	114	—	—	—	—	3,213	232

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	227	—	62	—	162	—	—	—	—	—	—
Participating lease revenue	467	—	1,301	5,318	—	2,119	—	—	—	—	—	—

Total revenue	467	227	1,301	5,380	—	2,281	—	—	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	385	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	1	—	1	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3	2,731	354	800	—	985	—	—	—	—	—	—
Property taxes, insurance and other	6	(162)	—	585	—	262	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	9	2,570	354	1,386	—	1,632	—	—	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—
Operating (loss) income	458	(2,343)	947	3,994	—	649	—	—	—	—	—	—

Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	(2,125)	—	(33)	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	458	(2,343)	947	1,869	—	616	—	—	—	—	—	—
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	458	(2,343)	947	1,869	—	616	—	—	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	—	—	—	—	—	—

Net (loss) income	458	(2,343)	947	1,869	—	616	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Operations

Nine months ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	389,870	389,870	—	389,870
Food and beverage	—	—	158,322	158,322	—	158,322
Other hotel operations	—	—	34,787	34,787	—	34,787
Office rental, parking and other revenue	—	—	150	2,912	—	4,941
Participating lease revenue	—	—	—	67,232	(186,446)	—

Total revenue	—	—	583,129	653,123	(186,446)	587,920

Hotel operating expenses:
Rooms	—	—	95,766	95,766	—	95,766
Food and beverage	—	—	112,613	112,613	—	112,613
Other hotel operating expenses	—	—	22,124	22,124	—	22,124
Office rental, parking and other expenses	—	—	—	1,525	—	2,381
Other operating expenses:
General and administrative, hotel	—	—	93,499	93,542	—	93,643
General and administrative, corporate	—	—	105	105	—	10,361
Property operating costs	—	—	89,622	89,622	—	89,622
Depreciation and amortization	—	—	—	23,734	—	72,752
Property taxes, insurance and other	—	—	188,184	198,028	(186,446)	33,439
Loss on asset impairments	—	—	—	5,541	—	40,343
Contract termination costs	—	—	1,081	1,081	—	1,081

Operating expenses	—	—	602,994	643,681	(186,446)	574,125

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	4,261	4,261	—	7,257
Hurricane business interruption insurance gain	—	—	4,290	4,290	—	4,290
Operating (loss) income	—	—	(11,314)	17,993	—	25,342

Minority interest income	—	—	—	—	—	36
Interest expense, net	—	—	(10,708)	(15,789)	—	(91,563)
Loss on early extinguishments of debt	—	—	—	—	—	(55,172)
Equity in income from consolidated entities	—	—	—	—	57,355	—

(Loss) income before income taxes and discontinued operations	—	—	(22,022)	2,204	57,355	(121,357)
Income tax expense	—	—	(126)	(126)	—	(429)

(Loss) income from continuing operations	—	—	(22,148)	2,078	57,355	(121,786)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	(5,141)	(4,973)	—	(8,672)
Income tax (expense) benefit	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	(5,141)	(4,973)	—	(8,672)

Net (loss) income	—	—	(27,289)	(2,895)	57,355	(130,458)

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	97	1,860	—	—	—	—	—	—	—	24	—
Participating lease revenue	27,902	93,628	—	—	—	996	1,803	5,591	888	1,113	758

Total revenue	27,999	95,488	—	—	—	996	1,803	5,591	888	1,137	758

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	849	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	20	31	—	—	—	—	—	(2,612)	—	—	—
General and administrative, corporate	9,458	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	12,679	32,895	—	—	—	470	493	1,815	1,042	447	243
Property taxes, insurance and other	22,716	12,843	—	—	—	75	472	836	528	137	93
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	44,873	46,618	—	—	—	545	965	39	1,570	584	336

Equity in income/loss of and interest earned from unconsolidated affiliates	4,800	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	(12,074)	48,870	—	—	—	451	838	5,552	(682)	553	422
Minority interest income	65	—	—	—	—	—	—	—	—	—	—
Interest expense, net	(61,550)	(25,130)	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	(7,903)	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	(2,243)	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	(83,705)	23,740	—	—	—	451	838	5,552	(682)	553	422
Income tax benefit	604	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	(83,101)	23,740	—	—	—	451	838	5,552	(682)	553	422
Discontinued operations:
(Loss) income from discontinued operations before income tax	2,510	2,470	—	—	—	—	—	—	—	—	—
Income tax (expense) benefit	116	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	2,626	2,470	—	—	—	—	—	—	—	—	—

Net (loss) income	(80,475)	26,210	—	—	—	451	838	5,552	(682)	553	422

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	2	—	—	47	—	—	(4)	—	—	—	—
Participating lease revenue	734	1,429	—	—	1,545	4,570	—	1,689	1,790	2,682	—	—

Total revenue	734	1,431	—	—	1,592	4,570	—	1,685	1,790	2,682	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	115	533	—	—	379	1,207	—	368	587	545	—	—
Property taxes, insurance and other	114	304	—	—	228	429	—	97	276	294	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	229	837	—	—	607	1,636	—	465	863	839	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	505	594	—	—	985	2,934	—	1,220	927	1,843	—	—
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	505	594	—	—	985	2,934	—	1,220	927	1,843	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	505	594	—	—	985	2,934	—	1,220	927	1,843	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	—	—	(461)	—	—	—	(61)	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	—	—	(461)	—	—	—	(61)	—

Net (loss) income	505	594	—	—	985	2,934	(461)	1,220	927	1,843	(61)	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	1	—	—	—	—	—	—	—	—	—	—
Participating lease revenue	—	1,034	1,179	—	—	—	—	—	—	—	—	389

Total revenue	—	1,035	1,179	—	—	—	—	—	—	—	—	389

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	478	542	—	—	—	—	—	—	—	—	105
Property taxes, insurance and other	—	151	187	—	—	—	—	—	—	—	—	98
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	629	729	—	—	—	—	—	—	—	—	203

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	406	450	—	—	—	—	—	—	—	—	186
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	406	450	—	—	—	—	—	—	—	—	186
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	406	450	—	—	—	—	—	—	—	—	186
Discontinued operations:
(Loss) income from discontinued operations before income tax	(403)	—	—	(758)	(732)	—	89	97	—	—	1,852	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	(403)	—	—	(758)	(732)	—	89	97	—	—	1,852	—

Net (loss) income	(403)	406	450	(758)	(732)	—	89	97	—	—	1,852	186

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, L.P.	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	218	—	1,346	—	—	—	—	—	—	—
Participating lease revenue	—	1,964	3,872	—	4,382	—	902	—	1,697	—	—	—

Total revenue	—	1,964	4,090	—	5,728	—	902	—	1,697	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	86	—	666	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	5	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	418	1,704	—	1,214	—	335	—	1,089	—	—	—
Property taxes, insurance and other	—	220	1,152	—	951	—	168	—	151	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	638	2,947	—	2,831	—	503	—	1,240	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	1,326	1,143	—	2,897	—	399	—	457	—	—	—
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	(1,003)	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	1,326	1,143	—	2,897	—	399	—	(546)	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	1,326	1,143	—	2,897	—	399	—	(546)	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	(787)	—	103	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	(787)	—	103	—	—	—	—	—	—

Net (loss) income	—	1,326	1,143	(787)	2,897	103	399	—	(546)	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, L.P.	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	14	—	—	—	—	—	—	—	—	21	—
Participating lease revenue	—	1,476	—	1,149	—	542	—	—	—	—	7,885	591

Total revenue	—	1,490	—	1,149	—	542	—	—	—	—	7,906	591

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	—	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	828	—	356	—	172	—	—	—	—	4,744	104
Property taxes, insurance and other	—	280	—	201	—	77	—	—	—	—	1,210	78
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	—	1,108	—	557	—	249	—	—	—	—	5,954	182

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	—	382	—	592	—	293	—	—	—	—	1,952	409
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	—	382	—	592	—	293	—	—	—	—	1,952	409
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	—	382	—	592	—	293	—	—	—	—	1,952	409
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	451	—	—	—	(217)	(3,242)	(168)	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	451	—	—	—	(217)	(3,242)	(168)	—	—	—

Net (loss) income	—	382	451	592	—	293	(217)	(3,242)	(168)	—	1,952	409

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC
Revenue:
Hotel operations:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operations	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other revenue	—	—	—	78	—	157	—	—	—	—	—	—
Participating lease revenue	587	6,380	1,314	4,545	—	2,144	—	—	—	—	—	—

Total revenue	587	6,380	1,314	4,623	—	2,301	—	—	—	—	—	—

Hotel operating expenses:
Rooms	—	—	—	—	—	—	—	—	—	—	—	—
Food and beverage	—	—	—	—	—	—	—	—	—	—	—	—
Other hotel operating expenses	—	—	—	—	—	—	—	—	—	—	—	—
Office rental, parking and other expenses	—	—	—	—	—	337	—	—	—	—	—	—
Other operating expenses:
General and administrative, hotel	—	28	—	2	—	—	—	—	—	—	—	—
General and administrative, corporate	—	—	—	—	—	—	—	—	—	—	—	—
Property operating costs	—	—	—	—	—	—	—	—	—	—	—	—
Depreciation and amortization	3	4,232	441	798	—	948	—	—	—	—	—	—
Property taxes, insurance and other	5	1,208	204	584	—	253	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—	—	—	—	—	—	—

Operating expenses	8	5,468	645	1,384	—	1,538	—	—	—	—	—	—

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Hurricane business interruption insurance gain	—	—	—	—	—	—	—	—	—	—	—	—

Operating (loss) income	579	912	669	3,239	—	763	—	—	—	—	—	—
Minority interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense, net	—	—	—	(2,125)	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Equity in income from consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income before income taxes and discontinued operations	579	912	669	1,114	—	763	—	—	—	—	—	—
Income tax benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from continuing operations	579	912	669	1,114	—	763	—	—	—	—	—	—
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	—	—	143	—	—	—	—	—	—	—
Income tax (expense) benefit	—	—	—	—	—	—	—	—	—	—	—	—

(Loss) income from discontinued operations	—	—	—	—	143	—	—	—	—	—	—	—

Net (loss) income	579	912	669	1,114	143	763	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidated Statement of Operations

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Revenue:
Hotel operations:
Rooms	—	—	378,807	378,807	—	378,807
Food and beverage	—	—	147,936	147,936	—	147,936
Other hotel operations	—	—	43,100	43,100	—	43,100
Office rental, parking and other revenue	—	—	160	2,064	—	4,021
Participating lease revenue	—	—	—	67,620	(189,150)	—

Total revenue	—	—	570,003	639,527	(189,150)	573,864

Hotel operating expenses:
Rooms	—	—	94,565	94,565	—	94,565
Food and beverage	—	—	109,284	109,284	—	109,284
Other hotel operating expenses	—	—	27,290	27,290	—	27,290
Office rental, parking and other expenses	—	—	—	1,089	—	1,938
Other operating expenses:
General and administrative, hotel	—	—	91,476	88,899	—	88,950
General and administrative, corporate	—	—	167	167	—	9,625
Property operating costs	—	—	85,796	85,796	—	85,796
Depreciation and amortization	—	—	98	26,853	—	72,427
Property taxes, insurance and other	—	—	185,867	196,928	(189,150)	43,337
Loss on asset impairments	—	—	—	—	—	—
Contract termination costs	—	—	—	—	—	—

Operating expenses	—	—	594,543	630,871	(189,150)	533,212

Equity in income/loss of and interest earned from unconsolidated affiliates	—	—	—	—	—	4,800
Hurricane business interruption insurance gain	—	—	—	—	—	—

Operating (loss) income	—	—	(24,540)	8,656	—	45,452
Minority interest income	—	—	—	—	—	65
Interest expense, net	—	—	(5,778)	(8,906)	—	(95,586)
Loss on early extinguishments of debt	—	—	—	—	—	(7,903)
Equity in income from consolidated entities	—	—	—	—	2,243	—

(Loss) income before income taxes and discontinued operations	—	—	(30,318)	(250)	2,243	(57,972)
Income tax benefit	—	—	—	—	—	604

(Loss) income from continuing operations	—	—	(30,318)	(250)	2,243	(57,368)
Discontinued operations:
(Loss) income from discontinued operations before income tax	—	—	(24,109)	(28,203)	—	(23,223)
Income tax (expense) benefit	—	—	—	—	—	116

(Loss) income from discontinued operations	—	—	(24,109)	(28,203)	—	(23,107)

Net (loss) income	—	—	(54,427)	(28,453)	2,243	(80,475)

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non- Guarantor Subsidiaries	MeriStar Sub 7C, LLC	MeriStar Sub 8G, LLC	AGH Upreit, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8F, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, LLC	MeriStar Sub 8E, LLC	MeriStar Sub 7F, LLC
Operating activities:
Net (loss) income	(130,458)	(54,460)	—	—	—	467	819	3,567	(2,141)	637	530
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	11,670	39,333	—	—	—	447	481	1,768	914	411	337
Equity in earnings of consolidated entities	57,355	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	3,228	37,817	—	—	—	—	—	—	1,580	—	—
Loss on sale of assets, before tax effect	53	372	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	433	—	—	—	—	—	—	—	—	—	—
Minority interests	(36)	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	1,342	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	848	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	40,895	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	(20,663)	1,106	—	—	—	—	—	(63)	—	—	—
Prepaid expenses and other assets	2,023	2,703	—	—	—	(26)	(88)	(101)	(241)	(31)	(18)
Receivables from unconsolidated affiliates	12,128	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	801	(597)	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(11,018)	1,226	—	—	—	65	214	(79)	(7)	(37)	31
Due to/from subsidiaries	104,600	(49,371)	—	—	—	(930)	(1,033)	3,474	222	(1,299)	(1,582)

Net cash provided by (used in) operating activities	73,201	(21,871)	—	—	—	23	393	8,566	327	(319)	(702)

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(31,857)	(50,416)	—	—	—	(23)	(393)	(8,566)	(327)	(309)	66
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	25,325	14,700	—	—	—	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	7,700	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	48,071	(986)	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(845)	(448)	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	48,394	(37,150)	—	—	—	(23)	(393)	(8,566)	(327)	(309)	66

Financing activities:
Prepayments on debt	(84,461)	(298,110)	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	(16,056)	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	39,565	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of financing costs	—	320,704	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	(2,481)	12,918	—	—	—	—	—	—	—	628	636
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(61,000)	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	346	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	(851)	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	(148,447)	59,021	—	—	—	—	—	—	—	628	636

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	(26,852)	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	41,224	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	14,372	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC
Operating activities:
Net (loss) income	418	922	—	—	1,596	2,282	—	1,218	1,185	2,378	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	121	464	—	—	321	1,118	—	448	462	510	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	254	—	—	—	16	—	64	—	—	—	—
Prepaid expenses and other assets	(77)	(18)	—	—	(21)	(40)	—	(85)	(187)	(35)	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	65	94	—	—	44	183	(5)	88	191	(93)	—
Due to/from subsidiaries	729	(1,987)	—	—	(1,796)	(34,589)	(59)	(2,641)	17,789	(1,413)	—

Net cash provided by (used in) operating activities	1,510	(525)	—	—	160	(31,046)	—	(972)	19,440	1,347	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(1,510)	(604)	—	—	(160)	(2,731)	—	(1,242)	(19,440)	(1,347)	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	(32)	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(1,510)	(604)	—	—	(160)	(2,763)	—	(1,242)	(19,440)	(1,347)	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	(5)	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	33,809	—	—	—	—	—
Proceeds from debt issuance, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	1,129	—	—	—	—	—	2,219	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	1,129	—	—	—	33,809	—	2,214	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 4C, L.P.	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LP	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC
Operating activities:
Net (loss) income	—	—	476	(3,223)	168	—	—	—	—	—	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	446	481	126	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	3,961	403	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	37	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	(44)	—	—	—	—	—
Prepaid expenses and other assets	—	—	(27)	(50)	(96)	—	—	—	—	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	(585)	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	(38)	114	(26)	—	—	—	—	—	—
Due to/from subsidiaries	—	(1)	(587)	(87)	(5,124)	44	—	—	—	—	—

Net cash provided by (used in) operating activities	—	(1)	270	1,196	(5,097)	—	—	—	—	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	1	(270)	(1,196)	105	—	—	—	—	—	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	5,800	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	(808)	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	1	(270)	(1,196)	5,097	—	—	—	—	—	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 6L, LLC	MDV Limited Partnership	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC
Operating activities:
Net (loss) income	—	117	—	1,901	2,110	—	2,748	—	511	—	(822)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	141	—	369	1,550	—	1,076	—	296	—	985
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	(131)	—	—	—	—
Prepaid expenses and other assets	—	(33)	—	(16)	(550)	—	(31)	—	(14)	—	(94)
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	(8)	—	61	231	—	591	—	7	—	239
Due to/from subsidiaries	—	(134)	—	(1,946)	(4,884)	—	(5,235)	—	(225)	—	(10)

Net cash provided by (used in) operating activities	—	83	—	369	(1,543)	—	(982)	—	575	—	298

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	(83)	—	(369)	(1,639)	—	(1,500)	—	(575)	—	(298)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	(83)	—	(369)	(1,639)	—	(1,500)	—	(575)	—	(298)

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	3,182	—	2,482	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	3,182	—	2,482	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC
Operating activities:
Net (loss) income	—	—	—	—	567	—	857	—	114	—	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	796	—	195	—	101	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	—	—	1,691	—	1,269	—	—
Prepaid expenses and other assets	—	—	—	—	(43)	—	(118)	—	(39)	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	—	(134)	—	155	—	55	—	—
Due to/from subsidiaries	—	—	—	—	(305)	—	2,239	—	1,507	—	—

Net cash provided by (used in) operating activities	—	—	—	—	881	—	5,019	—	3,007	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	—	—	—	(881)	—	(5,019)	—	(3,007)	—	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	—	—	—	(881)	—	(5,019)	—	(3,007)	—	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5N, LLC	MeriStar Sub 5P, LLC	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC
Operating activities:
Net (loss) income	—	—	3,213	232	458	(2,343)	947	1,869	—	616	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	4,569	54	3	2,731	354	800	—	985	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	880	—	—	4,819	—	359	1	—
Prepaid expenses and other assets	—	—	(684)	(45)	(10)	(907)	(137)	(78)	—	(51)	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	840	64	—	489	93	523	—	90	—
Due to/from subsidiaries	—	—	(1,364)	1,196	(451)	18,442	920	(2,111)	(359)	(632)	—

Net cash provided by (used in) operating activities	—	—	6,574	2,381	—	18,412	6,996	1,003	—	1,009	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	—	(6,574)	(2,381)	—	(18,412)	(6,996)	(1,003)	—	(2,815)	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	—	(6,574)	(2,381)	—	(18,412)	(6,996)	(1,003)	—	(2,815)	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of financing costs	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	1,806	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	1,806	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine Months Ended September 30, 2005 Unaudited

(Dollars in thousands)

	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Consolidation Eliminations	Total Consolidated
Operating activities:
Net (loss) income	—	—	—	—	—	—	—	(27,289)	(2,895)	57,355	(130,458)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	—	—	—	—	—	—	52	23,912	—	74,915
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	(57,355)	—
Loss on asset impairments	—	—	—	—	—	—	—	—	5,944	—	46,989
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	2,065	2,102	—	2,527
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	433
Minority interests	—	—	—	—	—	—	—	—	—	—	(36)
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	1,342
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	848
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	40,895
Accounts receivable, net	—	—	—	—	—	—	—	(9,408)	(293)	10,907	(8,943)
Prepaid expenses and other assets	—	—	—	—	—	—	—	1,798	(2,193)	—	2,533
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	12,128
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	(6,601)	(7,186)	—	(6,982)
Accounts payable, accrued expenses, accrued interest and other liabilities	—	—	—	—	—	—	—	12,244	16,344	(10,907)	(4,355)
Due to/from subsidiaries	—	—	—	—	—	—	—	(31,007)	(55,229)	—	—

Net cash provided by (used in) operating activities	—	—	—	—	—	—	—	(58,146)	(19,494)	—	31,836

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	—	—	—	—	—	—	—	(89,498)	—	(171,771)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	5,800	—	45,825
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	7,700
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	(1,155)	(1,187)	—	45,898
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	(91)	(899)	—	(2,192)

Net cash (used in) provided by investing activities	—	—	—	—	—	—	—	(1,246)	(85,784)	—	(74,540)

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	(382,571)
Scheduled payments on debt	—	—	—	—	—	—	—	—	(5)	—	(16,061)
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	33,809	—	73,374
Proceeds from debt issuance, net of financing costs	—	—	—	—	—	—	—	—	—	—	320,704
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	12,082	—	22,519
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	61,000	61,000	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	346
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	(851)
Other	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	61,000	106,886	—	17,460

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	1,608	1,608	—	(25,244)
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	19,309	19,309	—	60,533

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	20,917	20,917	—	35,289

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Hospitality OP, L.P.	Non-Guarantor Subsidiaries	MeriStar Sub 7C, LLC	AGH Upreit, LLC	MeriStar Sub 5N, LLC	MeriStar Sub 8A, LLC	MeriStar Sub 8F, L.P.	MeriStar Sub 8G, LLC	MeriStar Sub 6H, L.P.	MeriStar Sub 8B, LLC	MeriStar Sub 1C, L.P.	MeriStar Sub 8E, LLC
Operating activities:
Net (loss) income	(80,475)	26,210	—	—	409	—	838	—	451	5,552	(682)	553
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	7,944	41,103	—	—	104	—	493	—	470	1,815	1,042	447
Equity in earnings of consolidated entities	2,243	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	4,671	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	(358)	(461)	—	—	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	7,903	—	—	—	—	—	—	—	—	—	—	—
Minority interests	(65)	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	(3,845)	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	(357)	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	(3,071)	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	(7,051)	3,804	—	—	—	—	—	—	—	—	—	—
Prepaid expenses and other assets	(2,113)	2,202	—	—	21	—	41	—	9	48	95	12
Receivables from unconsolidated affiliates	(4,800)	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	(3,205)	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(16,458)	(2,980)	—	—	67	—	(76)	—	(96)	(2,700)	(20)	(27)
Due to/from subsidiaries	53,112	36,751	—	—	(509)	—	(429)	—	(829)	726	128	(664)

Net cash provided by (used in) operating activities	(45,925)	106,629	—	—	92	—	867	—	5	5,441	563	321

Investing activities:
Acquisition of hotels, net of cash acquired	—	(182,375)	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(2,622)	(40,838)	—	—	(92)	—	(867)	—	(5)	(5,441)	(563)	(321)
Deposit on investment in hotel	(7,500)	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	43,675	8,000	—	—	—	—	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	(16,972)	616	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(1,596)	(341)	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	14,985	(214,938)	—	—	(92)	—	(867)	—	(5)	(5,441)	(563)	(321)

Financing activities:
Prepayments on debt	(85,318)	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	(5,600)	(1,391)	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	109,700	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	(141)	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	(61,901)	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	72,261	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	(8,690)	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	(160)	—	—	—	—	—	—	—	—	—	—	—
Other	(207)	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	(89,756)	108,309	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	(632)	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	(121,328)	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	218,645	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	97,317	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 7F, LLC	MeriStar Sub 5L, LLC	MeriStar Sub 3C, LLC	MeriStar Sub 5R, LLC	MeriStar Sub 6D, LLC	MeriStar Sub 6E, LLC	MeriStar Sub 4E, L.P.	MeriStar Sub 1B, LLC	MeriStar Sub 5F, L.P.	MeriStar Sub 6G, LLC	MeriStar Sub 8C, LLC	MeriStar Sub 4C, L.P.
Operating activities:
Net (loss) income	422	505	594	—	985	2,934	(461)	1,220	927	1,843	(61)	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	242	115	533	—	379	1,207	220	368	587	544	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	1,021	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	—	—	—	—	110	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	7	—	—	—	—	—	—	—
Prepaid expenses and other assets	8	41	11	—	10	45	29	39	89	17	117	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(30)	87	169	—	(52)	102	(167)	(16)	86	57	306	—
Due to/from subsidiaries	1,246	(367)	(1,268)	—	(601)	(830)	(590)	(377)	2,698	(1,518)	(6,002)	—

Net cash provided by (used in) operating activities	1,888	381	39	—	728	3,458	52	1,234	4,387	943	(5,530)	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(1,888)	(381)	(39)	—	(728)	(3,458)	(52)	(1,234)	(4,387)	(943)	643	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	—	—	—	—	5,000	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	—	—	—	—	(113)	—

Net cash (used in) provided by investing activities	(1,888)	(381)	(39)	—	(728)	(3,458)	(52)	(1,234)	(4,387)	(943)	5,530	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 4H, L.P.	MeriStar Sub 7E, LLC	MeriStar Sub 3D, LLC	MeriStar Sub 1A, LLC	MeriStar Sub 7A Joint Venture	MeriStar Sub 2B, LLC	MeriStar Sub 3A, LLC	MeriStar Sub 4A, LLC	MeriStar Sub 4D, LLC	MeriStar Sub 2A, LLC	MeriStar Sub 6L, LLC	MDV Limited Partnership
Operating activities:
Net (loss) income	(403)	406	450	(758)	(732)	—	89	97	—	—	1,852	186
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	43	478	542	197	121	—	51	—	—	—	—	105
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	1,441	1,005	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	365	—	—	—	55	—	(20)	45	—	—	(1,827)	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	44	2,345	—	—	—	2,002	(178)	—
Prepaid expenses and other assets	(8)	11	21	43	1	—	1	(9)	3	—	15	15
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	(178)	(32)	106	52	(150)	8	(161)	(342)	—	8	(25)	24
Due to/from subsidiaries	(4,747)	918	(868)	(719)	(4,977)	(2,353)	(3,157)	(3,092)	(3)	(2,010)	(12,232)	(264)

Net cash provided by (used in) operating activities	(4,928)	1,781	251	256	(4,633)	—	(3,197)	(3,301)	—	—	(12,395)	66

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	469	(1,781)	(251)	(256)	(12)	—	138	(20)	—	—	(1,911)	(66)
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	4,650	—	—	—	4,850	—	3,300	3,575	—	—	14,775	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	(191)	—	—	—	(205)	—	(241)	(254)	—	—	(469)	—

Net cash (used in) provided by investing activities	4,928	(1,781)	(251)	(256)	4,633	—	3,197	3,301	—	—	12,395	(66)

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5C, LLC	MeriStar Sub 6J, LLC	MeriStar Sub 1D, LLC	MeriStar Sub 7B, L.P.	MeriStar Sub 7D, LLC	MeriStar Sub 7G, LLC	MeriStar Sub 6B, LLC	MeriStar Sub 4I, L.P.	MeriStar Sub 5D, LLC	MeriStar Sub 5H, LLC	MeriStar Sub 7H, LLC	AGH PSS I, Inc.
Operating activities:
Net (loss) income	—	1,326	1,143	(787)	2,897	103	399	—	(546)	—	—	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	418	1,704	99	1,214	49	335	—	1,089	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	1,035	—	(39)	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	—	283	—	—	—	—	46	43	—
Prepaid expenses and other assets	—	11	262	1	47	—	7	—	46	1	—	1
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	—	206	335	(1,080)	84	6	(70)	61	393	2	—	—
Due to/from subsidiaries	—	(1,600)	(2,941)	(4,074)	(2,205)	(2,020)	215	(61)	(780)	(49)	(43)	(1)

Net cash provided by (used in) operating activities	—	361	503	(4,806)	2,320	(1,901)	886	—	202	—	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	(361)	(503)	711	(2,320)	(38)	(886)	—	(202)	—	—	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	4,500	—	2,300	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	(405)	—	(361)	—	—	—	—	—	—

Net cash (used in) provided by investing activities	—	(361)	(503)	4,806	(2,320)	1,901	(886)	—	(202)	—	—	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 2D, LLC	MeriStar Sub 4F, L.P.	MeriStar Sub 5K, LLC	MeriStar Sub 5M, LLC	MeriStar Sub 1E, LLC	MeriStar Sub 5O, LLC	MeriStar Sub 4B, L.P.	MeriStar Sub 2C, LLC	MeriStar Sub 4G, L.P.	MeriStar Sub 3B, LLC	MeriStar Sub 5G, L.P.	MeriStar Sub 5P, LLC
Operating activities:
Net (loss) income	—	382	451	592	—	293	(217)	(3,242)	(168)	—	1,952	579
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	828	972	356	—	172	—	—	333	—	4,744	3
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	903	981	—	—	—
Loss on sale of assets, before tax effect	—	—	—	—	—	—	215	2,210	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	1,166	—	—	—	198	—	—	(6)	—	—	—	—
Prepaid expenses and other assets	—	18	92	54	(1)	19	(4)	(232)	115	(3)	47	5
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	1	(116)	(1,419)	147	(14)	65	(410)	(293)	(229)	—	89	—
Due to/from subsidiaries	(1,167)	901	421	(980)	(183)	(383)	(6,742)	12,076	(1,241)	3	(1,150)	(587)

Net cash provided by (used in) operating activities	—	2,013	517	169	—	166	(7,158)	11,416	(209)	—	5,682	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	—	(2,013)	(517)	(169)	—	(166)	140	573	209	—	(5,682)	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	—	—	—	7,500	8,398	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	—	—	—	(482)	(656)	—	—	—	—

Net cash (used in) provided by investing activities	—	(2,013)	(517)	(169)	—	(166)	7,158	8,315	209	—	(5,682)	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	(19,731)	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	(19,731)	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 5J, LLC	MeriStar Sub 5Q, LLC	MeriStar Sub 5A, LLC	MeriStar Sub 8D, LLC	MeriStar Sub 4J, LLC	MeriStar Sub 6K, LLC	MeriStar Sub 5E, LLC	MeriStar Sub 6I, LLC	MeriStar Sub 5I, LLC	CapStar Cherry Hill Company, LLC	Meristar Acquisition Company, LLC	MeriStar Sub 6A, LLC
Operating activities:
Net (loss) income	912	669	1,114	143	763	—	—	—	—	—	—	—
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	4,232	441	798	—	948	—	—	—	—	—	—	—
Equity in earnings of consolidated entities	—	—	—	—	—	—	—	—	—	—	—	—
Loss on asset impairments	—	—	—	—	—	—	—	—	—	—	—	—
Loss on sale of assets, before tax effect	—	—	—	899	—	—	—	—	—	—	—	—
Loss on early extinguishments of debt	—	—	—	—	—	—	—	—	—	—	—	—
Minority interests	—	—	—	—	—	—	—	—	—	—	—	—
Equity in loss of unconsolidated affiliate	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of unearned stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—
Deferred income taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	—	—	—	—	—	—	—	—
Accounts receivable, net	—	—	—	(359)	(5)	—	—	—	—	—	—	—
Prepaid expenses and other assets	278	65	38	14	24	—	—	—	—	—	—	—
Receivables from unconsolidated affiliates	—	—	—	—	—	—	—	—	—	—	—	—
Due to Interstate Hotels & Resorts	—	—	—	—	—	—	—	—	—	—	—	—
Accounts payable, accrued expenses, accrued interest and other liabilities	761	260	740	183	144	—	—	—	—	—	—	—
Due to/from subsidiaries	(1,439)	(994)	(1,702)	(9,977)	(79)	—	—	—	—	—	—	—

Net cash provided by (used in) operating activities	4,744	441	988	(9,097)	1,795	—	—	—	—	—	—	—

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	—	—	—	—	—	—	—	—
Capital expenditures for property and equipment	(4,744)	(441)	(988)	636	(1,795)	—	—	—	—	—	—	—
Deposit on investment in hotel	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from sales of assets	—	—	—	8,800	—	—	—	—	—	—	—	—
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—	—	—	—	—	—	—	—
Decrease (increase) in restricted cash	—	—	—	—	—	—	—	—	—	—	—	—
Costs associated with disposition program and other, net	—	—	—	(339)	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(4,744)	(441)	(988)	9,097	(1,795)	—	—	—	—	—	—	—

Financing activities:
Prepayments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Scheduled payments on debt	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from mortgage loans, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—	—	—	—	—	—	—	—
Distributions to minority investors	—	—	—	—	—	—	—	—	—	—	—	—
Loans to/from subsidiaries	—	—	—	—	—	—	—	—	—	—	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	—	—	—	—	—	—	—	—
Purchase of subsidiary partnership interests	—	—	—	—	—	—	—	—	—	—	—	—
Repurchase of OP units under employee stock plans	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by financing activities	—	—	—	—	—	—	—	—	—	—	—	—

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—

Net (decrease) increase in cash and cash equivalents	—	—	—	—	—	—	—	—	—	—	—	—
Cash and cash equivalents, beginning of period	—	—	—	—	—	—	—	—	—	—	—	—

Cash and cash equivalents, end of period	—	—	—	—	—	—	—	—	—	—	—	—

MeriStar Hospitality Operating Partnership, L.P.

Consolidating Statement of Cash Flows

Nine months ended September 30, 2004 Unaudited

(Dollars in thousands)

	MeriStar Sub 6F, LLC	MeriStar Hotel Lessee, Inc.	Guarantor Subsidiaries Total	Eliminations	Total Consolidated
Operating activities:
Net (loss) income	—	(54,427)	(28,453)	2,243	(80,475)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	—	98	28,936	—	77,983
Equity in earnings of consolidated entities	—	—	—	(2,243)	—
Loss on asset impairments	—	—	5,351	—	10,022
Loss on sale of assets, before tax effect	—	11,533	14,581	—	13,762
Loss on early extinguishments of debt	—	—	—	—	7,903
Minority interests	—	—	—	—	(65)
Equity in loss of unconsolidated affiliate	—		—		—
Amortization of unearned stock-based compensation	—	—	—	—	(3,845)
Deferred income taxes	—	—	—	—	(357)
Changes in operating assets and liabilities:
Insurance claim receivable, less capital expenditure proceeds	—	—	—	—	(3,071)
Accounts receivable, net	—	(609)	4,977	6,612	8,342
Prepaid expenses and other assets	—	7,266	8,896	—	8,985
Receivables from unconsolidated affiliates	—	—	—	—	(4,800)
Due to Interstate Hotels & Resorts	—	(5,853)	(5,853)	—	(9,058)
Accounts payable, accrued expenses, accrued interest and other liabilities	—	9,722	6,568	(6,612)	(19,482)
Due to/from subsidiaries	—	(20,391)	(89,863)	—	—

Net cash provided by (used in) operating activities	—	(52,661)	(54,860)	—	5,844

Investing activities:
Acquisition of hotels, net of cash acquired	—	—	—	—	(182,375)
Capital expenditures for property and equipment	—	(170)	(42,172)	—	(85,632)
Deposit on investment in hotel	—	—	—	—	(7,500)
Proceeds from sales of assets	—	—	67,648	—	119,323
Estimated insurance proceeds related to capital expenditures	—	—	—	—	—
Decrease (increase) in restricted cash	—	(831)	(831)	—	(17,187)
Costs associated with disposition program and other, net	—	—	(3,716)	—	(5,653)

Net cash (used in) provided by investing activities	—	(1,001)	20,929	—	(179,024)

Financing activities:
Prepayments on debt	—	—	(19,731)	—	(105,049)
Scheduled payments on debt	—	—	—	—	(6,991)
Proceeds from mortgage loans, net of financing costs	—	—	—	—	109,700
Proceeds from debt issuance, net of issuance costs	—	—	—	—	—
Net borrowings under credit facility revolver, net of financing costs	—	—	—	—	—
Distributions to minority investors	—	—	—	—	(141)
Loans to/from subsidiaries	—	61,901	61,901	—	—
Proceeds from OP units issuance, net of issuance costs	—	—	—	—	72,261
Purchase of subsidiary partnership interests	—	—	—	—	(8,690)
Repurchase of OP units under employee stock plans	—	—	—	—	(160)
Other	—	—	—	—	(207)

Net cash (used in) provided by financing activities	—	61,901	42,170	—	60,723

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	(632)

Net (decrease) increase in cash and cash equivalents	—	8,239	8,239	—	(113,089)
Cash and cash equivalents, beginning of period	—	12,231	12,231	—	230,876

Cash and cash equivalents, end of period	—	20,470	20,470	—	117,787